WARRANT CANCELLATION AGREEMENT

THIS WARRANT CANCELLATION AGREEMENT (this “Agreement”) is made and entered into as of September 30, 2007, by and between Challenger Powerboats, Inc., a Nevada corporation (the “Company”), and Dutchess Private Equities Fund Ltd., successor in interest to Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund II, LP (“Dutchess”).  The Company and Dutchess are hereinafter sometimes collectively referred to as the “Parties” and each a “Party” to this Agreement.

RECITALS

WHEREAS, in connection with Dutchess, from time to time, making certain investments in the Company and/or providing financing to the Company, the Company has, at various times, issued to Dutchess warrants to purchase shares of the Company’s common stock, par value $0.001 per share, at various exercise prices and with various expiration dates (the “Common Stock Warrants”); and

WHEREAS, Dutchess desires to have the Company cancel all Common Stock Warrants that are outstanding as of the date hereof, and the Company desires to cancel all Common Stock Warrants that are outstanding as of the date hereof, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Cancellation of Warrants.  All Common Stock Warrants issued by the Company to Dutchess, for any reason or no reason at all, which are outstanding on the date hereof, are hereby cancelled.

2.

No Other Effect on Existing Agreements Between the Parties or Other Documents.  Except as specifically set forth in Section 1 hereof, neither this Agreement, nor any of the terms or conditions set forth herein, shall affect in any way (i) any agreement between the Parties that is effective on the date hereof, or (ii) any document provided by one Party to the other Party before the date hereof for any reason.  The sole purpose of this Agreement is to memorialize the Parties’ desire and agreement to cancel all Common Stock Warrants previously issued by the Company to Dutchess which are outstanding on the date hereof.

3.

Further Acts or Actions.  As and when requested by Dutchess, the Company shall take such further acts or action as may be necessary to carry out the purpose and intent of the Parties under this Agreement, and acknowledge and/or evidence same to Dutchess and/or to third-parties.  As and when requested by the Company, Dutchess shall take such further acts or action as may be necessary to carry out the purpose and intent of the Parties under this Agreement, and acknowledge and/or evidence same to the Company and/or to third-parties.  Neither Party shall do anything that is inconsistent with the terms of this Agreement without the prior written consent of the other Party, which consent may be given or withheld in such Party’s sole and absolute discretion.

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4.

Notice.   Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. Eastern time on a business day, (b) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this paragraph later than 5:00 p.m. Eastern time on any date and earlier than 11:59 p.m. Eastern time on such date, (c) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be:

If to the Company:

Challenger Powerboats, Inc.

300 Westlink Drive

Washington, MO 36090

Attention: Laurie Phillips

Telephone: 636-390-9000

Facsimile: 636-390-_____

If to Dutchess:

Douglas H. Leighton

c/o Dutchess Capital Management, LLC

50 Commonwealth Ave, Suite 2

Boston, MA  02116

Telephone: (617) 301-4700

Facsimile: (617) 249-0947

5.

Miscellaneous.

(a)

This Agreement may be amended only in writing signed by the Parties.

(b)

Nothing in this Agreement shall be construed to give to any person or corporation other than the Parties any legal or equitable right, remedy or cause under this Agreement.  This Agreement shall inure to the benefit of the Parties and their permitted assigns and successors.

(c)

This Agreement and all related instruments and documents and the rights and obligations of the Parties hereunder and thereunder shall, in all respects, be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles.

(d)

The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(e)

In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(f)

The Company hereby represent and warrants to Dutchess that: (i) it is voluntarily entering into this Agreement of its own freewill, (ii) it is not entering into this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with its entering into this Agreement.

(g)

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(h)

The Parties hereby acknowledge and agree to the following: (i) Dutchess makes no representations or covenants that it will not engage in trading in the securities of the Company; (ii) the Company shall, by 8:30 a.m. Eastern time on the trading day following the date hereof, file a current report on Form 8-K disclosing the material terms of this Agreement; (iii) the Company has not and shall not provide material non-public information to Dutchess unless prior thereto Dutchess Party shall have executed a written agreement regarding the confidentiality and use of such information; and (iv) the Company understands and confirms that Dutchess will be relying on the acknowledgements set forth in clauses (i) through (iii) above if Dutchess effects any transactions in the securities of the Company.

(i)

All disputes arising under this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws.  The parties hereto will submit all disputes arising under this Agreement to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association (the “AAA”).  The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts.  No party hereto will challenge the jurisdiction or venue provisions provided in this Section 5(i).  Nothing in this Section 5(i) shall limit Dutchess’s right to obtain an injunction for a breach of this Agreement from a court of law.

(j)

Time is of the essence under this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Warrant Cancellation Agreement to be duly executed on the day and year first above written.

THE COMPANY:
CHALLENGER POWERBOATS, INC.
By: /s/ Laurie A. Phillips_______________ Name: Laurie Phillips Its: President and Chief Executive Officer

DUTCHESS:
DUTCHESS PRIVATE EQUITIES FUND, LTD.
By: /s/ Douglas H. Leighton____________ Name: Douglas H. Leighton Title: Director

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